      As filed with the Securities and Exchange Commission on May 22, 2002

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                TOYS "R" US, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                          Delaware                                                22-3260693
 (State or Other Jurisdiction of Incorporation or Organization)    (I.R.S. Employer Identification Number)


                                  461 From Road
                            Paramus, New Jersey 07652
                                 (201) 262-7800
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                             -----------------------

                                 Louis Lipschitz
              Executive Vice President and Chief Financial Officer
                                Toys "R" Us, Inc.
                                  461 From Road
                            Paramus, New Jersey 07652
                                 (201) 262-7800
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             -----------------------

                                   Copies to:

          Glenn M. Reiter, Esq.                        Abigail Arms, Esq.
        Simpson Thacher & Bartlett                    Shearman & Sterling
           425 Lexington Avenue                       599 Lexington Avenue
      New York, New York 10017-3954              New York, New York 10022-6069
              (212) 455-2000                             (212) 848-4000

                             -----------------------

         Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. /__/
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /__/
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ ____
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /__/ _____
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /__/

                             -----------------------

                         CALCULATION OF REGISTRATION FEE


===================================================================================================================================
                                                                         Proposed Maximum        Proposed Maximum        Amount of
            Title of Each Class of                  Amount to Be        Aggregate Price Per     Aggregate Offering     Registration
         Securities to Be Registered                 Registered                Unit                   Price                 Fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.10 per share.....       1,725,000 shares            $17.65             $30,446,250 (2)         $3,115.81
-----------------------------------------------------------------------------------------------------------------------------------
Rights to purchase Common Stock (1)........             --                      --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------------


(1) Each share of common stock to be registered hereby includes one right. Prior to the occurrence of certain events, the rights will not be exercisable or evidenced separately from the shares of common stock. Value attributable to these rights, if any, is reflected in the market price of the common stock, and the rights are issued for no additional consideration. Accordingly, there is no offering price for the rights, and no registration fee is required.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.


                                ----------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                                EXPLANATORY NOTE

      This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index and an accountant's consent. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-84258) of Toys "R" Us, Inc., including the exhibits thereto and each of the documents incorporated by reference therein, are incorporated by reference in this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Toys "R" Us, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement (this "Registration Statement") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Paramus, State of New Jersey, on this 22nd day of May, 2002.

                                    TOYS "R" US, INC.


                                    By:                 *
                                        --------------------------------------
                                        John H. Eyler, Jr.
                                        Chairman, Chief Executive Officer
                                        and President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                 Title                                                Date

                  *                       Chairman, Chief Executive Officer and President      May 22, 2002
-------------------------------------     (Principal Executive Officer)
John H. Eyler, Jr.


/s/ Louis Lipschitz                       Executive Vice-President and Chief Financial
-------------------------------------     Officer (Principal Financial Officer)                May 22, 2002
Louis Lipschitz


                   *                      Senior Vice President and Corporate Controller       May 22, 2002
-------------------------------------     (Principal Accounting Officer)
Dorvin D. Lively


                   *                      Director, Chairman Emeritus                          May 22, 2002
-------------------------------------
Charles Lazarus


                   *                      Director                                             May 22, 2002
-------------------------------------
RoAnn Costin


                   *                      Director                                             May 22, 2002
-------------------------------------
Roger Farah


                   *                      Director                                             May 22, 2002
-------------------------------------
Peter A. Georgescu



Signature                                 Title                                                Date
                   *                      Director                                             May 22, 2002
-------------------------------------
Michael Goldstein


                   *                      Director                                             May 22, 2002
-------------------------------------
Calvin Hill


                   *                      Director                                             May 22, 2002
-------------------------------------
Nancy Karch


                   *                      Director                                             May 22, 2002
-------------------------------------
Shirley Strum Kenny


                   *                      Director                                             May 22, 2002
-------------------------------------
Norman S. Matthews


                   *                      Director                                             May 22, 2002
-------------------------------------
Arthur B. Newman


* Signed by Louis Lipschitz as attorney-in-fact.

                                  EXHIBIT INDEX

Exhibit
  No.    Description
------   -----------

1.1 Underwriting Agreement (filed as Exhibit 1.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-84258) and incorporated herein by reference).
4.1      Restated Certificate of Incorporation of the Registrant (filed as
         Exhibit 3.1 of Form 8-B filed on January 3, 1996 and incorporated herein by reference).
4.2 Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Registrant's Form 8-B filed on January 3, 1996 and incorporated herein by reference). An amendment dated March 11, 1997 to Amended and Restated By-Laws of the Registrant (filed as Exhibit 3B to the Registrant's Annual Report on Form 10-K for the year ended February 1, 1997 and incorporated herein by reference).
4.3      Form of Common Stock Certificate.
4.4 Amended and Restated Rights Agreement, dated as of April 16, 1999, by and between the Registrant and American Stock Transfer & Trust Company (filed as Exhibit 1 to the Registrant's Current Report on Form 8-K dated April 16, 1999 and incorporated herein by reference). The Rights Agreement includes the form of Rights Certificate (as Exhibit A thereto) and the Summary of Rights to Purchase Common Stock (as Exhibit B thereto).
4.5      Form of Rights (included in Exhibit 4.4).
4.6 Form of Indenture dated as of January 1, 1987 between the Registrant and United Jersey Bank, as trustee, pursuant to which securities in one or more series in an unlimited amount may be issued by the Registrant (filed as Exhibit 4(a) to the Registrant's Registration Statement on Form S-3 No. 33-11461 filed on January 22, 1987 and incorporated herein by reference).
4.7 Form of Indenture between the Registrant and United Jersey Bank, as trustee, pursuant to which securities in one or more series up to $300,000,000 in principal amount may be issued by the Registrant (filed as Exhibit 4 to the Registrant's Registration Statement on Form S-3 No. 33-42237 filed on August 31, 1991 and incorporated herein by reference).
4.8 Form of Registrant's 8 3/4% Debentures due 2021 (filed as Exhibit 4 to the Registrant's Current Report on Form 8-K dated August 29, 1991 and incorporated herein by reference).
4.9 Indenture, dated July 24, 2001, between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4, No. 333-73800 filed on November 20, 2001 and incorporated herein by reference).
4.10 Form of Registrant's 6.875% Notes due 2006 and form of Registrant's 7.25% Notes due 2011 (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4, No. 333-73800 filed on November 20, 2001 and incorporated herein by reference).
4.11 Form of Purchase Contract Agreement to be entered into between the Registrant and The Bank of New York, as purchase contract agent (filed as Exhibit 4.11 to the Registrant's Registration Statement on Form S-3, No. 333-84254 filed on May 13, 2002 and incorporated herein by reference).
4.12     Form of Registrant's Equity Security Units (included in Exhibit 4.11).
4.13 Form of Indenture to be entered into between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.13 to the Registrant's Registration Statement on Form S-3, No. 333-84254 filed on May 13, 2002 and incorporated herein by reference).
4.14 Form of First Supplemental Indenture relating to the Senior Notes to be issued in connection with the Registrant's Equity Security Units to be entered into between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.14 to the Registrant's Registration Statement on Form S-3, No. 333-84254 filed on May 13, 2002 and incorporated herein by reference).

4.15 Form of Registrant's Senior Note to be issued in connection with Registrant's Equity Security Units (included in Exhibit 4.14).
4.16 Form of Pledge Agreement to be entered into among the Registrant, JPMorgan Chase Bank, as collateral agent and securities intermediary and The Bank of New York, as purchase contract agent (filed as Exhibit
         4.16 to the Registrant's Registration Statement on Form S-3, No. 333-84254 filed on May 13, 2002 and incorporated herein by reference).
4.17 Five-Year Credit Agreement, dated as of September 19, 2001, among the Registrant, the lenders party thereto, The Bank of New York, as Administrative Agent, Citibank, N.A., and JPMorgan Chase Bank, as Co-Syndication Agents, and Credit Suisse First Boston, First Union National Bank, The Dai-Ichi Kangyo Bank, Ltd. and Societe Generale, as Co-Documentation Agents, and BNY Capital Markets, Inc., as Lead Arranger and Book Manager (filed as Exhibit 4(vi) to the Registrant's Annual Report on Form 10-K for the year ended February 2, 2002 and incorporated herein by reference).
4.18 364-Day Credit Agreement, dated as of September 19, 2001, among the Registrant, the lenders party thereto, The Bank of New York, as Administrative Agent, Citibank, N.A., and JPMorgan Chase Bank, as Co-Syndication Agents, and Credit Suisse First Boston, First Union National Bank, The Dai-Ichi Kangyo Bank, Ltd. and Societe Generale, as Co-Documentation Agents, and BNY Capital Markets, Inc., as Lead Arranger and Book Manager (filed as Exhibit 4(vii) to the Registrant's Annual Report on Form 10-K for the year ended February 2, 2002 and incorporated herein by reference).
4.19 Lease Agreement dated as of September 26, 2001 between First Union Development Corporation as Lessor and the Registrant, as Lessee (filed as Exhibit 4(viii) to the Registrant's Annual Report on Form 10-K for the year ended February 2, 2002 and incorporated herein by reference).
4.20 Participation Agreement dated as of September 26, 2001 among the Registrant, as the Construction Agent and as the Lessee, First Union Development Corporation, as the Borrower and as the Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time, as the Tranche A Note Purchasers, the various banks and other lending institutions which are parties thereto from time to time, as the Tranche B Lenders, the various banks and other lending institutions which are parties thereto from time to time, as the Cash Collateral Lenders, and First Union National Bank, as the Agent for the Primary Financing Parties and, respecting the Security Documents, as agent for the Secured Parties and First Union National Bank as Escrow Agent Lessee (filed as Exhibit 4(ix) to the Registrant's Annual Report on Form 10-K for the year ended February 2, 2002 and incorporated herein by reference).
5.1 Opinion and consent of Simpson Thacher & Bartlett (filed as Exhibit 5.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).
23.1     Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).
23.2+    Consent of Ernst & Young LLP.
24.1 Powers of attorney (filed as Exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

------------------
+  Filed herewith.